Supplement dated August 27, 2002 to
Mosaic Equity Trust Statement of Additional Information dated May 1, 2002

Effective August 26, 2002, Katherine L. Frank is no longer serving as a Trustee of the Trust so that three quarters of the Board of Trustees may be represented by distinterested Trustees.  She continues in her capacity as an officer of the Trust and as a Trustee and officer of Mosaic Income, Tax-Free and Government Money Market Trusts.